UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): June 2, 2021

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

Cautionary Note Regarding Forward-Looking Statements:

Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans to,” “estimates,” “projects,” or similar expressions. Such statements may include, but are not limited to, statements about the Registrant’s planned acquisitions, the purchase price to be paid for such acquisitions and the future performance of the businesses to be acquired, and other statements that are not historical facts. Such statements are based upon the beliefs and expectations of the Company’s management as of this date only and are subject to risks and uncertainties that could cause actual results to differ materially. Therefore, investors are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

Explanatory Note

Aixin Life International, Inc. filed a Report on Form 8-K dated June 2, 2021, with respect to the acquisition of Chengdu Aixintang Pharmacy Co., Ltd. and certain affiliated entities which own and operate nine pharmacies in Chengdu. This Form 8-K/A amends the Form 8-K dated June 2, 2021, to include the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial 8-K as permitted by Item 9.01(a)(4) of Form 8-K. In addition to including the historical financial information of Chengdu Aixintang Pharmacy Co., Ltd. and its affiliated entities being acquired by Aixin Life International, Inc., the pro forma financial information included in Exhibit 99.3 includes the historical financial information of Chengdu Aixin Shangyan Hotel Management Co., Ltd. which also is being acquired by Aixin Life International, Inc., as initially reported in a Report on Form 8-K dated May 25, 2021. This Report also corrects the misstatements of the name of the entity acquired by Aixin Life International, Inc. In the 8-K dated June 2, 2021, the entity acquired is in certain instances, incorrectly referred to as “Chengdu Aixin Pharmacy Co., Ltd.” the name of the entity acquired is in fact “Chengdu Aixintang Pharmacy Co., Ltd.” This Form 8-K/A makes no other amendments to the Initial 8-K, and should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The combined audited balance sheets of Chengdu Aixintang Pharmacy Co., Ltd. and its affiliates as of December 31, 2020 and 2019, and the related combined statements of operations and comprehensive loss, changes in equity (deficit), and cash flows for the years then ended and the related notes to the financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited combined balance sheets of Chengdu Aixintang Pharmacy Co., Ltd. and its affiliates as of March 31, 2021 and the related unaudited combined statements of operations and comprehensive loss, changes in equity (deficit) and cash flows for the three months ended March 31, 2021 and the related notes to the unaudited combined financial statements, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 30, 2021 and for the year ended December 31, 2020 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits:

Exhibit No.	Description

23.1	Consent of KCCW Accountancy Corp., independent registered public accounting firm.

99.1	Audited Combined Financial Statements of Chengdu Aixintang Pharmacy Co., Ltd. as of and for the years ended December 31, 2020 and 2019.

99.2	Unaudited Combined Financial Statements of Chengdu Aixintang Pharmacy Co., Ltd. as of and for the three months ended March 31, 2021.

99.3	Unaudited Pro Forma Combined Financial Statements as of and for the three months ended March 31, 2021.

99.4	Audited Financial Statements of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of and for the years ended December 31, 2020 and 2019. (Incorporated by reference to Report on Form 8-K/A filed August 16, 2021).

99.5	Unaudited Financial Statements of Chengdu Aixin Shangyan Hotel Management Co., Ltd. as of and for the three months ended March 31, 2021. (Incorporated by reference to Report on Form 8-K/A filed August 16, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date: August 17, 2021	By:	/s/ Quanzhong Lin
Quanzhong Lin Chief Executive Officer